Supplement to
the Spartan® Municipal Funds
February 28, 2001
Prospectus

Shareholder Meeting. On or about January 16, 2002, a meeting of the shareholders of Spartan® Short-Intermediate Municipal Income Fund and Spartan Municipal Income Fund will be held to vote on various proposals. Shareholders of record on November 19, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the information found under the heading "Fundamental Investment Policies" in the "Fund Basics" section on page 15.

Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Spartan Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with the preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Spartan Municipal Income Fund seeks to provide a high current yield exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

LIM/HIY-01-03 November 19, 2001
1.482103.107